UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2003

          Canada Southern Petroleum Ltd.

(Exact name of registrant as specified in its charter)

Nova Scotia, Canada                  001-03793                            98-0085412

(State or other jurisdiction             (Commission                            (IRS Employer

of incorporation)                        File Number)                       Identification No.)

#250, 706 – 7 Avenue, S.W., Calgary, Alberta, Canada                      T2P 0Z1

(Address of principal executive offices)

                                          (Zip Code)

Registrant's telephone number, including area code: (403) 269-7741

#505, 706 – 7th Avenue S.W., Calgary, Alberta, Canada, T2P 0Z1

(Former name or former address, if changed since last report.)

This is page 1 of 3.

FORM 8-K

CANADA SOUTHERN PETROLEUM LTD.

Item 5.

Other Events and Regulation FD Disclosure

On September 9, 2003, Canada Southern Petroleum Ltd. (the “Company”) issued a press release announcing that it has entered into a definitive settlement agreement with the litigants in the Kotaneelee litigation.  A copy of the Company's press release dated September 9, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.

Financial Statements and Exhibits

(a)

Exhibits.

Exhibit No. Exhibit

99.1

Company Press Release, dated September 9, 2003.

FORM 8-K

CANADA SOUTHERN PETROLEUM LTD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANADA SOUTHERN PETROLEUM LTD.

                                (Registrant)

By: /s/ Randy L. Denecky

Randy L. Denecky

Acting President and Chief Financial Officer

Date: September 10, 2003